                                                                   Exhibit 99.10
    ----------------------------------------------------------------------------
                                                        Monthly Operating Report

      ------------------------------------------
      CASE NAME: Flight One Logistics, Inc.            ACCRUAL BASIS
      ------------------------------------------

      ------------------------------------------
      CASE NUMBER: 400-42069-BJH                        02/13/95, RWD, 2/96
      ------------------------------------------

      ------------------------------------------
      JUDGE: Barbara J. Houser
      ------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: JANUARY 31, 2002

      IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

      RESPONSIBLE PARTY:

      /s/ Drew Keith                                  Chief Financial Officer
      ----------------------------------------     -----------------------------
      ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                TITLE

      Drew Keith                                            2/20/2002
      ----------------------------------------     -----------------------------
      PRINTED NAME OF RESPONSIBLE PARTY                       DATE

      PREPARER:

      /s/ Jessica L. Wilson                           Chief Accounting Officer
      ----------------------------------------     -----------------------------
      ORIGINAL SIGNATURE OF PREPARER                         TITLE

      Jessica L. Wilson                                     2/20/2002
      ----------------------------------------     -----------------------------
      PRINTED NAME OF PREPARER                                DATE


    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

        -----------------------------------------
        CASE NAME: Flight One Logistics, Inc.       ACCRUAL BASIS-1
        -----------------------------------------

        -----------------------------------------
        CASE NUMBER: 400-42069-BJH                    02/13/95, RWD, 2/96
        -----------------------------------------

        -----------------------------------------

        COMPARATIVE BALANCE SHEET
        ------------------------------------------------------------------------------------------------------------------------
                                                       SCHEDULE                     MONTH           MONTH            MONTH
                                                                          ------------------------------------------------------
        ASSETS                                          AMOUNT                   January 2002
        ------------------------------------------------------------------------------------------------------------------------
        1.      UNRESTRICTED CASH                                                    $       0              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        2.      RESTRICTED CASH                                                      $       0              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        3.      TOTAL CASH                                $     0                    $       0              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        4.      ACCOUNTS RECEIVABLE (NET)                                            $  20,742              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        5.      INVENTORY                                                            $       0              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        6.      NOTES RECEIVABLE                                                     $       0              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        7.      PREPAID EXPENSES                                                     $       0              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        8.      OTHER (ATTACH LIST)                       $39,149                        ($306)             $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        9.      TOTAL CURRENT ASSETS                      $39,149                    $  20,436              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        10.     PROPERTY, PLANT & EQUIPMENT                                          $       0              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        11.     LESS: ACCUMULATED
                DEPRECIATION / DEPLETION                                             $       0              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        12.     NET PROPERTY, PLANT &
                EQUIPMENT                                 $     0                    $       0              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        13.     DUE FROM INSIDERS                                                    $       0              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        14.     OTHER ASSETS - NET OF
                AMORTIZATION (ATTACH  LIST)                                          $       0              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        15.     OTHER (ATTACH LIST)                                                  $       0              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL ASSETS                              $39,149                    $  20,436              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        POSTPETITION LIABILITIES
        ------------------------------------------------------------------------------------------------------------------------
        17.     ACCOUNTS PAYABLE                                                     $       0              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        18.     TAXES PAYABLE                                                        $       0              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        19.     NOTES PAYABLE                                                        $       0              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        20.     PROFESSIONAL FEES                                                    $       0              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        21.     SECURED DEBT                                                         $       0              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        22.     OTHER (ATTACH LIST)                                                  $       0              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        23.     TOTAL POSTPETITION
                LIABILITIES                                                          $       0              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        PREPETITION LIABILITIES
        ------------------------------------------------------------------------------------------------------------------------
        24.     SECURED DEBT                                                         $       0              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        25.     PRIORITY DEBT                                                        $       0              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        26.     UNSECURED DEBT                                                        ($16,740)             $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        27.     OTHER (ATTACH LIST)                                                  $       0              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        28.     TOTAL PREPETITION LIABILITIES             $     0                     ($16,740)             $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        29.     TOTAL LIABILITIES                         $     0                     ($16,740)             $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        EQUITY
        ------------------------------------------------------------------------------------------------------------------------
        30.     PREPETITION OWNERS' EQUITY                                           $  38,956              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        31.     POSTPETITION CUMULATIVE
                PROFIT OR (LOSS)                                                       ($1,780)             $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        32.     DIRECT CHARGES TO EQUITY
                (ATTACH EXPLANATION)
        ------------------------------------------------------------------------------------------------------------------------
        33.     TOTAL EQUITY                              $     0                    $  37,176              $0               $0
        ------------------------------------------------------------------------------------------------------------------------
        34.     TOTAL LIABILITIES &
                OWNERS' EQUITY                            $     0                    $  20,436              $0               $0
        ------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report

        -----------------------------------------
        CASE NAME: Flight One Logistics, Inc.         ACCRUAL BASIS-2
        -----------------------------------------

        -----------------------------------------
        CASE NUMBER: 400-42069-BJH                      02/13/95, RWD, 2/96
        -----------------------------------------

        -----------------------------------
        INCOME STATEMENT
        --------------------------------------------------------------------------------------------------------------------------
                                                            MONTH                  MONTH               MONTH            QUARTER
                                                    ---------------------------------------------------------------
        REVENUES                                         January 2002                                                    TOTAL
        --------------------------------------------------------------------------------------------------------------------------
        1.     GROSS REVENUES                                      $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        2.     LESS: RETURNS & DISCOUNTS                           $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        3.     NET REVENUE                                         $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        COST OF GOODS SOLD
        --------------------------------------------------------------------------------------------------------------------------
        4.     MATERIAL                                            $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        5.     DIRECT LABOR                                        $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        6.     DIRECT OVERHEAD                                     $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        7.     TOTAL COST OF GOODS SOLD                            $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        8.     GROSS PROFIT                                        $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        OPERATING EXPENSES
        --------------------------------------------------------------------------------------------------------------------------
        9.     OFFICER / INSIDER COMPENSATION                      $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        10.    SELLING & MARKETING                                 $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        11.    GENERAL & ADMINISTRATIVE                            $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        12.    RENT & LEASE                                        $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        13.    OTHER (ATTACH LIST)                                 $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        14.    TOTAL OPERATING EXPENSES                            $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        15.    INCOME BEFORE NON-OPERATING
               INCOME & EXPENSE                                    $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        OTHER INCOME & EXPENSES
        --------------------------------------------------------------------------------------------------------------------------
        16.    NON-OPERATING INCOME (ATT. LIST)                    $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        17.    NON-OPERATING EXPENSE (ATT. LIST)                   $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        18.    INTEREST EXPENSE                                    $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        19.    DEPRECIATION / DEPLETION                            $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        20.    AMORTIZATION                                        $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        21.    OTHER (ATTACH LIST)                                 $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        22.    NET OTHER INCOME & EXPENSES                         $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        --------------------------------------------------------------------------------------------------------------------------
        23.    PROFESSIONAL FEES                                   $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        24.    U.S. TRUSTEE FEES                                   $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                                 $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL REORGANIZATION EXPENSES                       $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        27.    INCOME TAX                                          $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        28.    NET PROFIT (LOSS)                                   $0                     $0                  $0              $0
        --------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

        -----------------------------------------
        CASE NAME: Flight One Logistics, Inc.       ACCRUAL BASIS-3
        -----------------------------------------

        -----------------------------------------
        CASE NUMBER: 400-42069-BJH                     02/13/95, RWD, 2/96
        -----------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
        CASH RECEIPTS AND                                     MONTH                  MONTH              MONTH             QUARTER
                                                     --------------------------------------------------------------
        DISBURSEMENTS                                     January 2002                                                     TOTAL
        ----------------------------------------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING OF MONTH                            $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        RECEIPTS FROM OPERATIONS
        ----------------------------------------------------------------------------------------------------------------------------
        2.     CASH SALES                                           $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        COLLECTION OF ACCOUNTS RECEIVABLE
        ----------------------------------------------------------------------------------------------------------------------------
        3.     PREPETITION                                          $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        4.     POSTPETITION                                         $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        5.     TOTAL OPERATING RECEIPTS                             $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        ----------------------------------------------------------------------------------------------------------------------------
        6.     LOANS & ADVANCES (ATTACH LIST)                       $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        7.     SALE OF ASSETS                                       $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        8.     OTHER (ATTACH LIST)                                  $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        9.     TOTAL NON-OPERATING RECEIPTS                         $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        10.    TOTAL RECEIPTS                                       $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        11.    TOTAL CASH AVAILABLE                                 $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        OPERATING DISBURSEMENTS
        ----------------------------------------------------------------------------------------------------------------------------
        12.    NET PAYROLL                                          $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                                   $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        14.    SALES, USE & OTHER TAXES PAID                        $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        15.    SECURED/RENTAL/LEASES                                $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        16.    UTILITIES                                            $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        17.    INSURANCE                                            $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        18.    INVENTORY PURCHASES                                  $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        19.    VEHICLE EXPENSES                                     $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        20.    TRAVEL                                               $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                                        $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        22.    REPAIRS & MAINTENANCE                                $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        23.    SUPPLIES                                             $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        24.    ADVERTISING                                          $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                                  $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL OPERATING DISBURSEMENTS                        $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        ----------------------------------------------------------------------------------------------------------------------------
        27.    PROFESSIONAL FEES                                    $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        28.    U.S. TRUSTEE FEES                                    $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        29.    OTHER (ATTACH LIST)                                  $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        30.    TOTAL REORGANIZATION EXPENSES                        $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        31.    TOTAL DISBURSEMENTS                                  $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        32.    NET CASH FLOW                                        $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        33.    CASH - END OF MONTH                                  $0                     $0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        ------------------------------------------
        CASE NAME: Flight One Logistics, Inc.        ACCRUAL BASIS-4
        ------------------------------------------

        ------------------------------------------
        CASE NUMBER: 400-42069-BJH                      02/13/95, RWD, 2/96
        ------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
                                                             SCHEDULE                MONTH                  MONTH           MONTH
                                                                                ----------------------------------------------------
        ACCOUNTS RECEIVABLE AGING                             AMOUNT             January 2002
        ----------------------------------------------------------------------------------------------------------------------------
        1.      0-30                                                                      $     0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      31-60                                                                     $     0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      61-90                                                                     $     0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      91+                                                                       $20,742                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL ACCOUNTS RECEIVABLE                             $0                  $20,742                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                           $     0                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        7.      ACCOUNTS RECEIVABLE (NET)                             $0                  $20,742                $0              $0
        ----------------------------------------------------------------------------------------------------------------------------

        ------------------------------------------

        AGING OF POSTPETITION TAXES AND PAYABLES            MONTH:  January 2002
                                                                  --------------

        ----------------------------------------------------------------------------------------------------------------------------
                                                   0-30              31-60            61-90            91+
        TAXES PAYABLE                              DAYS               DAYS             DAYS            DAYS              TOTAL
        ----------------------------------------------------------------------------------------------------------------------------
        1.      FEDERAL                                   $0               $0               $0               $0                $0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      STATE                                     $0               $0               $0               $0                $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      LOCAL                                     $0               $0               $0               $0                $0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      OTHER (ATTACH LIST)                       $0               $0               $0               $0                $0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL TAXES PAYABLE                       $0               $0               $0               $0                $0
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
        6.      ACCOUNTS PAYABLE                          $0               $0               $0               $0                $0
        ----------------------------------------------------------------------------------------------------------------------------

        ------------------------------------------

        STATUS OF POSTPETITION TAXES                     MONTH: January 2002
                                                                ---------------

        ----------------------------------------------------------------------------------------------------------------------------
                                                         BEGINNING              AMOUNT                                ENDING
                                                            TAX              WITHHELD AND/              AMOUNT         TAX
        FEDERAL                                         LIABILITY*            OR ACCRUED                 PAID        LIABILITY
        ----------------------------------------------------------------------------------------------------------------------------
        1.      WITHHOLDING**                                          $0                  $0                  $0                $0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      FICA-EMPLOYEE**                                        $0                  $0                  $0                $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      FICA-EMPLOYER**                                        $0                  $0                  $0                $0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      UNEMPLOYMENT                                           $0                  $0                  $0                $0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      INCOME                                                 $0                  $0                  $0                $0
        ----------------------------------------------------------------------------------------------------------------------------
        6.      OTHER (ATTACH LIST)                                    $0                  $0                  $0                $0
        ----------------------------------------------------------------------------------------------------------------------------
        7.      TOTAL FEDERAL TAXES                                    $0                  $0                  $0                $0
        ----------------------------------------------------------------------------------------------------------------------------
        STATE AND LOCAL
        ----------------------------------------------------------------------------------------------------------------------------
        8.      WITHHOLDING                                            $0                  $0                  $0                $0
        ----------------------------------------------------------------------------------------------------------------------------
        9.      SALES                                                  $0                  $0                  $0                $0
        ----------------------------------------------------------------------------------------------------------------------------
        10.     EXCISE                                                 $0                  $0                  $0                $0
        ----------------------------------------------------------------------------------------------------------------------------
        11.     UNEMPLOYMENT                                           $0                  $0                  $0                $0
        ----------------------------------------------------------------------------------------------------------------------------
        12.     REAL PROPERTY                                          $0                  $0                  $0                $0
        ----------------------------------------------------------------------------------------------------------------------------
        13.     PERSONAL PROPERTY                                      $0                  $0                  $0                $0
        ----------------------------------------------------------------------------------------------------------------------------
        14.     OTHER (ATTACH LIST)                                    $0                  $0                  $0                $0
        ----------------------------------------------------------------------------------------------------------------------------
        15.     TOTAL STATE & LOCAL                                    $0                  $0                  $0                $0
        ----------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL TAXES                                            $0                  $0                  $0                $0
        ----------------------------------------------------------------------------------------------------------------------------

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        ------------------------------------------
        CASE NAME: Flight One Logistics, Inc.        ACCRUAL BASIS-5
        ------------------------------------------

        ------------------------------------------
        CASE NUMBER: 400-42069-BJH                      02/13/95, RWD, 2/96
        ------------------------------------------

        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH: January 2002
                                                               -----------------

        ----------------------------------
        BANK RECONCILIATIONS

                                                            Account #1              Account #2           Account #3
        ----------------------------------------------------------------------------------------------------------------------------
        A.          BANK:                                       N/A
        ---------------------------------------------------------------------------------------------------------------
        B.           ACCOUNT NUMBER:                            N/A                                                         TOTAL
        ---------------------------------------------------------------------------------------------------------------
        C.           PURPOSE (TYPE):                            N/A
        ----------------------------------------------------------------------------------------------------------------------------
        1.       BALANCE PER BANK STATEMENT                             $0
        ----------------------------------------------------------------------------------------------------------------------------
        2.       ADD: TOTAL DEPOSITS NOT CREDITED                       $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.       SUBTRACT: OUTSTANDING CHECKS                           $0
        ----------------------------------------------------------------------------------------------------------------------------
        4.       OTHER RECONCILING ITEMS                                $0
        ----------------------------------------------------------------------------------------------------------------------------
        5.       MONTH END BALANCE PER BOOKS                            $0             $0                $0                   $0
        ----------------------------------------------------------------------------------------------------------------------------
        6.       NUMBER OF LAST CHECK WRITTEN
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------
        INVESTMENT ACCOUNTS

        ----------------------------------------------------------------------------------------------------------------------------
                                                               DATE OF         TYPE OF              PURCHASE         CURRENT
        BANK, ACCOUNT NAME & NUMBER                           PURCHASE        INSTRUMENT             PRICE            VALUE
        ----------------------------------------------------------------------------------------------------------------------------
        7.       N/A
        ----------------------------------------------------------------------------------------------------------------------------
        8.       N/A
        ----------------------------------------------------------------------------------------------------------------------------
        9.       N/A
        ----------------------------------------------------------------------------------------------------------------------------
        10.      N/A
        ----------------------------------------------------------------------------------------------------------------------------
        11.      TOTAL INVESTMENTS                                                                       $0                   $0
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------
        CASH

        ----------------------------------------------------------------------------------------------------------------------------
        12.      CURRENCY ON HAND                                                                                             $0
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
        13.      TOTAL CASH - END OF MONTH                                                                                    $0
        ----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
  -------------------------------------------
  CASE NAME: Flight One Logistics, Inc.              ACCRUAL BASIS-6
  -------------------------------------------

  -------------------------------------------
  CASE NUMBER: 400-42069-BJH                            02/13/95, RWD, 2/96
  -------------------------------------------
                                                        MONTH:      January 2002
                                                        ------------------------
  -----------------------------------------------
  PAYMENTS TO INSIDERS AND PROFESSIONALS
  -----------------------------------------------

  OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
  CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

  --------------------------------------------------------------
                        INSIDERS
  --------------------------------------------------------------
                            TYPE OF       AMOUNT  TOTAL PAID
              NAME          PAYMENT        PAID    TO DATE
--------------------------------------------------------------
1.   N/A
--------------------------------------------------------------
2.   N/A
--------------------------------------------------------------
3.   N/A
--------------------------------------------------------------
4.   N/A
--------------------------------------------------------------
5.   N/A
--------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                              $0       $0
--------------------------------------------------------------


--------------------------------------------------------------------------------
                                  PROFESSIONALS
--------------------------------------------------------------------------------
                         DATE OF COURT                                 TOTAL
                       ORDER AUTHORIZING  AMOUNT   AMOUNT TOTAL PAID  INCURRED
              NAME          PAYMENT      APPROVED   PAID   TO DATE   & UNPAID *
--------------------------------------------------------------------------------
1.   N/A
--------------------------------------------------------------------------------
2.   N/A
--------------------------------------------------------------------------------
3.   N/A
--------------------------------------------------------------------------------
4.   N/A
--------------------------------------------------------------------------------
5.   N/A
--------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                         $0       $0       $0          $0
--------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
------------------------------------------------------------------------

------------------------------------------------------------------------
                                         SCHEDULED AMOUNTS
                                          MONTHLY   PAID       TOTAL
                                         PAYMENTS  DURING     UNPAID
     NAME OF CREDITOR                       DUE     MONTH  POSTPETITION
------------------------------------------------------------------------
1.   N/A
------------------------------------------------------------------------
2.   N/A
------------------------------------------------------------------------
3.   N/A
------------------------------------------------------------------------
4.   N/A
------------------------------------------------------------------------
5.   N/A
------------------------------------------------------------------------
6.   TOTAL                                    $0       $0       $0
------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

  -------------------------------------------
  CASE NAME: Flight One Logistics, Inc.        ACCRUAL  BASIS-7
  -------------------------------------------

  -------------------------------------------
  CASE NUMBER: 400-42069-BJH                       02/13/95, RWD, 2/96
  -------------------------------------------

                                                MONTH:   January 2002
                                                       -------------------------
  ----------------------------
  QUESTIONNAIRE

  ------------------------------------------------------------------------------
                                                                  YES      NO
  ------------------------------------------------------------------------------
  1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                X
  ------------------------------------------------------------------------------
  2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                          X
  ------------------------------------------------------------------------------
  3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
       LOANS) DUE FROM RELATED PARTIES?                                    X
  ------------------------------------------------------------------------------
  4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
       THIS REPORTING PERIOD?                                              X
  ------------------------------------------------------------------------------
  5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
       DEBTOR FROM ANY PARTY?                                              X
  ------------------------------------------------------------------------------
  6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                        X
  ------------------------------------------------------------------------------
  7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
       PAST DUE?                                                           X
  ------------------------------------------------------------------------------
  8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                    X
  ------------------------------------------------------------------------------
  9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                          X
  ------------------------------------------------------------------------------
  10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
       DELINQUENT?                                                         X
  ------------------------------------------------------------------------------
  11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
       REPORTING PERIOD?                                                   X
  ------------------------------------------------------------------------------
  12.  ARE ANY WAGE PAYMENTS PAST DUE?                                     X
  ------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------


  ----------------------------
  INSURANCE
  ------------------------------------------------------------------------------
                                                                  YES      NO
  ------------------------------------------------------------------------------
  1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
       NECESSARY INSURANCE COVERAGES IN EFFECT?                            X
  ------------------------------------------------------------------------------
  2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                              X
  ------------------------------------------------------------------------------
  3.   PLEASE ITEMIZE POLICIES BELOW.
  ------------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
  HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
  AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
  This is a non-operating entity. There are no assets or employees with which to cover with insurance.
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------


  ------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
  ------------------------------------------------------------------------------
          TYPE OF                                               PAYMENT AMOUNT
          POLICY          CARRIER        PERIOD COVERED          & FREQUENCY
  ------------------------------------------------------------------------------
     N/A
  ------------------------------------------------------------------------------
     N/A
  ------------------------------------------------------------------------------
     N/A
  ------------------------------------------------------------------------------
     N/A
  ------------------------------------------------------------------------------
     N/A
  ------------------------------------------------------------------------------
     N/A
  ------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

  ------------------------------------------------
  CASE NAME: Flight One Logistics, Inc.           FOOTNOTES SUPPLEMENT
  ------------------------------------------------

  ------------------------------------------------
  CASE NUMBER: 400-42069-BJH                            ACCRUAL BASIS
  ------------------------------------------------

                                            MONTH:          January 2002
                                                  ------------------------------

  ----------------------------------------------------------------------------------------------
   ACCRUAL BASIS        LINE
    FORM NUMBER        NUMBER                       FOOTNOTE / EXPLANATION
  ----------------------------------------------------------------------------------------------
        6                         All Professional fees related to the Reorganization of the
  ----------------------------------------------------------------------------------------------
                                    Company are disbursed out of Kitty Hawk, Inc. (Parent
  ----------------------------------------------------------------------------------------------
                                    Company). Refer to Case # 400-42141
  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------
     General                   This is a non-operating Company.
  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------
        4                6        All assessments of uncollectible accounts receivable are done
  ----------------------------------------------------------------------------------------------
                                     at Kitty Hawk, Inc. Refer to Case #400-42141. All reserves
  ----------------------------------------------------------------------------------------------
                                     are recorded at Inc. and pushed down to Inc.'s subsidiaries
  ----------------------------------------------------------------------------------------------
                                     as deemed necessary.
  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------
        3                28       All payments are made by Kitty Hawk, Inc. (Case #400-42141)
  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------

================================================================================

CASE NAME: Flight One Logistics, Inc.

CASE NUMBER: 400-42069-BJH

Details of Other Items


ACCRUAL BASIS-1                           January 2002


8. OTHER (ATTACH LIST)                    $       (306) Reported
                                          ------------
       Intercompany Receivables                   (306) Detail
                                          ------------
                                                     -  Difference